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Exhibit 23.1



                            McGLADREY & PULLEN, LLP

            Consent of McGladrey & Pullen, LLP, Independent Auditor

We hereby consent to the incorporation by reference in Cone Mills Corporation's Registration Statements on Form S-8 (Nos. 33-31977; 33-31979; 33-51951; 33-51953; 33-53705 and 33-67800) of our reports; dated February 19, 1999, with respect to the consolidated financial statements and schedule included in the Annual Report on Form 10-K of Cone Mills Corporation for the fiscal year ended January 3, 1999.





                                             /s/ McGLADREY & PULLEN, LLP
                                             ---------------------------
                                                 McGLADREY & PULLEN, LLP

Greensboro, North Carolina
March 29, 1999